SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 1, 2003

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California   94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated May 1, 2003.

Item 9.    Regulation FD Disclosure.

This Form 8-K is being furnished to report information pursuant to Item 12 - Disclosure of

Results of Operations and Financial Condition. See Item 12 below.

Item 12.    Disclosure of Results of Operations and Financial Condition.

On May 1, 2003, Pharmacyclics, Inc., a Delaware corporation and the registrant herein, issued a press release regarding results for the third quarter ending March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant

has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 1, 2003

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED MAY 1, 2003
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated May 1, 2003.